UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2008 (August 13, 2008)
BROCADE COMMUNICATIONS SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-25601 (Commission File Number)	77-0409517 (I.R.S. Employer Identification Number)
1745 Technology Drive
San Jose, CA 95110

(Address, including zip code, of principal executive offices)
(408) 333-8000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Financing Commitment Letter
     As previously disclosed on the Current Report of Form 8-K filed on July 24, 2008 by Brocade Communications Systems, Inc., a Delaware corporation (“Brocade”), Brocade entered into a finance commitment letter with Bank of America, N.A., Banc of America Bridge LLC and Morgan Stanley Senior Funding, Inc. on July 21, 2008. A copy of the commitment letter is attached hereto as Exhibit 99.1.
10b5-1 Plan
     On August 13, 2008, Brocade entered into a Stock Purchase Plan and Agreement with Morgan Stanley & Co. Incorporated (“Morgan Stanley”) pursuant to which Brocade adopted a prearranged, automatic stock purchase plan under Rule 10b5-1 under the Securities Exchange Act of 1934 (the “10b5-1 Plan”) to assist Brocade in the acquisition of up to $250 million of common stock of Foundry Networks, Inc. (“Foundry”), not to exceed 14,000,000 shares of Foundry common stock. Brocade will use its working capital to finance the purchases under the 10b5-1 Plan. Under the 10b5-1 Plan, Morgan Stanley will have the authority to purchase shares of Foundry common stock in the open market, at the prices and in such amounts in accordance with the terms of the 10b5-1 Plan. The 10b5-1 Plan will permit purchases of Foundry common stock commencing August 14, 2008 until the 10b5-1 Plan is terminated in accordance with its terms.
Additional Information
     In connection with the proposed transaction, Brocade and Foundry will be filing documents with the SEC, including the filing by Foundry of a proxy statement/prospectus and by Brocade of a registration statement on Form S-4 that includes the proxy statement/prospectus. Investors and security holders are urged to read the registration statement on Form S-4 and the related proxy statement/prospectus when they become available because they will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC by Brocade or Foundry at the SEC’s web site at www.sec.gov and by contacting Brocade Investor Relations at (408) 333-6758 or Foundry Investor Relations at (408) 207-1399. Investors and security holders may obtain free copies of the documents filed with the SEC on Brocade’s website at www.brcd.com or Foundry’s website at www.foundrynet.com/company/ir/ or the SEC’s website at www.sec.gov.
     Foundry and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Foundry in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus described above. Additional information regarding the directors and executive officers of Foundry is also included in Foundry’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 18, 2008.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit	Description

99.1	Commitment letter dated as of July 21, 2008 with Bank of America, N.A., Banc of America Bridge LLC and Morgan Stanley Senior Funding, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.
Date: August 13, 2008	By:	/s/ Richard Deranleau
Richard Deranleau
Chief Financial Officer and Vice President, Finance

EXHIBIT INDEX
(d)	Exhibits

Exhibit	Description

99.1	Commitment letter dated as of July 21, 2008 with Bank of America, N.A., Banc of America Bridge LLC and Morgan Stanley Senior Funding, Inc.